NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                    8-3/4% SENIOR SUBORDINATED NOTES DUE 2008
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)

                                       OF

                            OSHKOSH TRUCK CORPORATION

        This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Oshkosh Truck Corporation (the "Company")
   made pursuant to the Prospectus, dated             , 1998 (the
   "Prospectus"), if certificates for the outstanding 8-3/4% Senior Subordinated Notes Due 2008 of the Company (the "Senior Subordinate Notes" or the "Notes") are not immediately available or if the procedure for book-entry transfer cannot be complete on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 12:00 midnight, New York time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Firstar Trust Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Notes pursuant to the Exchange Offer, a completed, singed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 12:00 midnight, New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                      FIRSTAR TRUST COMPANY, EXCHANGE AGENT

                       BY MAIL, HAND OR OVERNIGHT COURIER:

                              Firstar Trust Company
                          1555 North RiverCenter Drive
                                    Suite 301
                           Milwaukee, Wisconsin 53212
                            Attention:  Pamela Warner

                            By Facsimile Transmission
                        (For Eligible Institutions Only):

                                 (414) 905-5049

                              Confirm by Telephone:

                                 (414) 905-5008

        DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   Ladies and Gentlemen:

        Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

   Principal Amount of Notes Tendered:*

   $_______________________________________________________________________

   Certificate Nos. (if available):

   ________________________________________________________________________

   Total Principal Amount Represented by Certificate(s):

   ________________________________________________________________________

   * Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                  PLEASE SIGN HERE

   _______________________________________________   _______________________

   _______________________________________________   _______________________
   Signature(s) of Owner(s) or Authorized Signatory       Date

   Area Code and Telephone Number:__________________________________________

        Must be signed by the holder(s) of Notes as their name(s) appear(s) on certificates for Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                       Please print name(s) and address(es)

   Name(s):     _____________________________________________________________

                _____________________________________________________________

                _____________________________________________________________

                _____________________________________________________________

   Capacity:    _____________________________________________________________

                _____________________________________________________________

   Address(es): _____________________________________________________________

                _____________________________________________________________

   Account Number:___________________________________________________________

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


        The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Notes being tendered hereby or confirmation of book-entry transfer of such Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

   Name of Firm:
                                 AUTHORIZED SIGNATURE
   Address:                      Name:
                                 (Please Type or Print)
                                 Title:
   Zip Code
   Area Code and                 Date:
   Telephone Number:


   NOTE: DO NOT SEND CERTIFICATES OF NOTES WITH THIS FORM. CERTIFICATES OF NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.